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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                           ___________________________



                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): May 2, 2003



                         REYNOLDS, SMITH AND HILLS, INC.
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)


        Florida                         0-18984                  59-2986466
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(State or Other Jurisdiction          (Commission              (IRS Employer
     of Incorporation)                File Number)            Identification No.




                               10748 Deerwood Park
                                 Boulevard South
                           Jacksonville, Florida 32256
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                    (Address of Principal Executive Offices)


        Registrant's telephone number, including area code (904) 256-2500
                                                            -------------


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



Item 5.  Other Event

     Reynolds, Smith and Hills, Inc. (the "Company") is filing this report to announce that it intends to transition to become a private company by filing, on May 2, 2003, a Form 15 with the Securities and Exchange Commission (the "SEC") to deregister its common stock and suspend its reporting obligations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Company will also file a Form 15 to suspend the Form 11-K reporting obligations of its Employees 401(k) Profit Sharing Plan (the "Plan") under the Exchange Act.

     The Company expects the deregistration to become effective within 90 days of the filing with the SEC. Upon filing of the Form 15 for each of the Company and the Plan, the obligation of the Company and the Plan to file with the SEC certain reports and forms, including Forms 10-K, 10-Q, 11-K and 8-K, will be immediately suspended. After careful consideration, the Company's Board of Directors decided to take this action because it believes that the advantages of continuing as a public company are outweighed by the disadvantages. The Board of Directors considered several factors in making this decision. These include, but are not limited to, (i) the number of the Company's common stockholders of record; (ii) the fact that the Company's stock is not traded on any public stock exchange or other public market; (iii) the nature and limited extent of transactions in the Company's common stock; (iv) the lack of public interest for the Company's common stock; and (v) the costs, both direct and indirect, associated with the preparation and filing of the Company's and the Plan's periodic reports and other documents with the SEC. The Company had anticipated that its legal, accounting, and other costs would increase substantially as a result of recently enacted legislation affecting public companies. Based upon the expected cost and time savings, the Company believes that it will be better positioned as a private company to enhance long-term shareholder value.

Cautionary Notice Regarding Forward-Looking Statements
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     Certain  information  contained in this report consists of  forward-looking statements based on current expectations and plans that involve risks and uncertainties. Forward-looking statements frequently are identified by the use of terms such as "expect", "hope", "believe", "intend", "will" or similar expressions. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. In order to comply with the terms of the safe harbor, the Company notes that a variety of factors could cause actual results and experiences to differ materially from the anticipated results or
other   expectations   expressed   in  the   forward-looking   statements.   All
forward-looking statements in this report are based on information that currently is available.

     The risks and uncertainties that may cause the Company's actual results and experiences to differ materially from anticipated results and expectations include the following, among other factors: (a) the ability to attract and retain qualified professional personnel; (b) periodic fluctuations in general business conditions and in demand for the types of services provided by the Company, including any reduction in demand for architectural and engineering services in the public sector; (c) the ability of the Company to meet performance or schedule guarantees and avoid cost overruns on fixed or maximum priced contracts; (d) the ability of the Company to successfully implement internal plans; and (e) the future availability of strategic alternatives and sources of financing for the Company and its business.

                                    Signature

     Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

Dated:  May 2, 2003

                                   REYNOLDS, SMITH AND HILLS, INC.



                                      By:  /s/  Kenneth R. Jacobson
                                           ------------------------
                                      Name:   Kenneth R. Jacobson
                                              -------------------
                                      Title:  Chief Financial Officer, Executive
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                                              Vice President and General Counsel
                                              ----------------------------------